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                  THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                             Form N-SAR for
                       Fiscal Period Ended 4-30-98


                           INDEX TO EXHIBITS


EXHIBIT NO.                    ITEM

    27             Financial Data Schedule